EXHIBIT 99.1

Exhibit 99.1

Investor Meeting July 6, 2012

This presentation is made as of the date hereof and contains “forward-looking statements” as defined in Rule 3b-6 of the Securities Exchange Act of 1934, as amended, Rule 175 of the Securities Act of 1933, as amended, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. They should be read in conjunction with “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections of CMS Energy’s and Consumers Energy’s Form 10-K for the year ended December 31 and as updated in subsequent 10-Qs. CMS Energy’s and Consumers Energy’s “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections are incorporated herein by reference and discuss important factors that could cause CMS Energy’s and Consumers Energy’s results to differ materially from those anticipated in such statements. CMS Energy and Consumers Energy undertake no obligation to update any of the information presented herein to reflect facts, events or circumstances after the date hereof. The presentation also includes non-GAAP measures when describing CMS Energy’s results of operations and financial performance. A reconciliation of each of these measures to the most directly comparable GAAP measure is included in the appendix and posted on our website at www.cmsenergy.com. CMS Energy provides financial results on both a reported (Generally Accepted Accounting Principles) and adjusted (non-GAAP) basis. Management views adjusted earnings as a key measure of the company’s present operating financial performance, unaffected by discontinued operations, asset sales, impairments, regulatory items from prior years, or other items. Certain of these items have the potential to impact, favorably or unfavorably, the company’s reported earnings in 2012. The company is not able to estimate the impact of these matters and is not providing reported earnings guidance. 2

Business Model Strong (5% to 7% growth) . . . . 3 Financial Use NOLs to Eliminate Need for “Block” Equity Grow Operating Cash Flow and EPS 5%—7% Business Invest in Utility Create Jobs Enhance Customer Value Improve Environment Reduce O&M Base Rate Increases ^ Inflation Consistent financial performance Fair and timely regulation Utility investment Customer value Safe, excellent operations . . . . and sustainable with moderate rate increases inflation.

3

Capital Investment . . . . 4 Rate Base 2011 2012 2013 2014 2015 2016 Average Rate Base (bils) $10.9 $11.5 $12.3 $13.2 $14.0 5%-7% Reliability/Deliverability Renewables Smart Grid Environmental Base capital Depreciation Bils $ . . . . grows rate base. Utility Investment 2012-16 (bils) Base capital $3.1 Investment Choices Reliability/deliverability $1.2 Renewables 0.5 Smart Grid 0.3 Environmental 1.5 Total Choices $3.5 Total Capital 2012-16 $6.6

$1.5 Billion Environmental Investment . . . . 5 . . . . to comply with state and federal laws and regulations. Expenditures Clean Air Standards Cross-State Air Pollution Rule mandates SO2 and NOx reductions by January 2012 – stayed Already achieving compliance Mercury and Air Toxics Standard (MATS) Largest five coal units planned to be controlled – around 2,000 MW Retirement or mothballing of smaller coal plants – 950 MW

Renewable Energy Investment Plans . . . . 6 Michigan energy law requires: 10% renewables by 2015 Purchase 50% and build 50% 20-year levelized surcharge Renewable energy surcharge reduced by $57 million annually Plan to invest about $0.5 billion over next five years $235 million Lake Winds Energy Park under construction . . . . at lower customer costs while maintaining investment.

Balanced Generation – Capacity Fuel Mix 7 Present 2016

Capital Investment “Self Limited” . . . . 8 . . . . holds down customer base rate increases. 2012 – 2016 Plan Customer rates <2% >4% ? Opportunity Level $6.6 Billion Faster smart grid Pipe replacements Pole replacements New gas generation × $10 Billion

Michigan Energy Law . . . . 9 Growth Renewable energy plan Energy optimization Speed File and implement ratemaking Forward test year Risk Mitigation Retail open access cap Decoupling . . . . enables timely rate recovery and mitigates risks. ? ? Regulation John Quackenbush, Chairman Appointed: 9/15/11 Term Ends: 7/2/17 Republican Orjiakor Isiogu, Commissioner Appointed: 9/9/07 Term Ends: 7/2/13 Democrat Greg White, Commissioner Appointed: 12/4/09 Term Ends: 7/2/15 Independent 2008 Law

10 Rate Case Timeline 2008 2009 Frequent and streamlined rate case strategy continues. 2010 2011 2012 2008 2009 2010 2011 2012 Filed $214 M Increase Final Order $139 M Self- implement $179 M ELECTRIC GAS Filed $178 M Increase Self- implement $150 M Final Order $146 M Filed $195 M Increase Self- implement $118 M Filed $114 M Increase Self- implement $89 M Final Order $66 M Filed $55 M Increase Final Order $31 M Filed $49 M Increase 78% 97% 74% New Energy Law Self- implement $23 M Final Order $16 M Final Order $118 M 100% 70%

Electric Rate Case Final Order U-16794 Amount (mils) Self implemented – December 8 $118 a 10.3% vs 10.7% return on equity (20) Lower environmental & other (6) Clean coal plant recovery 6 Higher depreciation 20 Final Order – June 7 $118 Rate base (bils) $7.4 Equity ratio – financial 51.38% – regulatory 42.07 New depreciation rates effective June 8 Clean coal plant costs recovered over three years Approved capital expenditures based on historical spending Regulatory asset for major maintenance O&M in excess of amount authorized Approved Smart Grid Phase 2 Adopted uncollectible accounts proposed by Consumers 11 Major Provisions a Limited to 60% of $195 mil request

Gas Rate Case Final Order U-16855 Amount (mils) Self implemented – March 1 $23 10.3% vs 10.5% return on equity (4) Other “black box” settlement (3) Final Order – June 7 $16 Implied rate base (bils) $3.1 Consumers will invest $56 million annually in main replacement program Revenue decoupling mechanism through April 30, 2012, may be reinstituted with future case Approved Consumers projected sales level – 285.6 Bcf Next gas rate case filed no earlier than December 1, 2012 12 Major Provisions

13 Ongoing Regulatory Strategy . . . . Michigan investment Base rate increases ^ inflation Rate “offsets” Communication and alignment . . . . balances customer interests and investor certainty. Jackson, Mich-based investor owned utility Consumers Energy said it will reduce its surcharge to customers for Renewable energy from $2.50 to 65 cents a month, a cut of nearly 75%. Renewableenergy.com (Sept 2011) 13

Average Customer Rates Electric Base a 1% 3% 1% 1% Fuel & Purchased Power 2 4 2 3 Gas Base a 2% 2% 2% 2% Commodity 14 (4) (5) (3) O&M Cost Control . . . . 14 . . . . holds down rates with strong customer focus. -1% 3.3% 7.5% -4%             a Includes surcharges O&M Cost Change

Sales Recovery . . . . 15 Electric Salesa Electric Salesa vs Prior Years . . . . adds rate “headroom”. 0 7% decline 1979 to 1982 6% decline 2007 to 2009 Up 9% 1983 & 1984 Up 5% 2010 to 2012 2012             a Weather adjusted -6% +5% +8%

Risk Mitigation . . . . 16 . . . customer focus key. Risk Mitigation Economy Sluggish recovery or downturn Customer focus Back-up liquidity Capital Investments Regulatory recovery Priority projects Regulatory alignment Regulatory / Political ROA and customer rate pressure ROA “cap” Base rate increases ^ “inflation” Commodities (prices) Regulatory alignment Follow MPSC-approved plan to ensure recovery Capital Structure Interest rates Maintain flexibility Thick liquidity Prefund obligations Shareowner Return Sustainable returns; interest rates Risk management Consistent EPS performance Attractive dividend

Liquidity (as of 3/31/12) . . . . 17 . . . . strong and conservative. Thick liquidity – 2x peers Pre-funding Robust backup plan Availability Parent Debt Strategy CMS Energy 5-year revolver—2016 Consumers Energy 5-year revolver—2016 5-year revolver—2017 A/R Facility—2012 Cash $547 mils 499 150 250 358 $1.8 Billion 32% Market Cap

Operating Cash Flow Growth . . . . 18 Amount (bils) $ Gross operating cash flowa up $0.1 billion per year $2.0 Interest Working capital and taxes Base Investment $1.5 $1.7 $1.8 $1.9 $1.6 Cash flow before dividend Investment choices             a Non-GAAP NOLs & Credits $0.8 $0.8 $0.7 $0.5 $0.3 $0.2 $0.1 $2.1

Total Shareowner Return . . . . Predictable and visible earnings growth Affordable, sustainable rates Customer focus Needed investment Regulatory support Strong risk mitigation 19 . . . . up 9% to 11%. Investment Considerations TSR up 9% to 11% EPS Growth Dividend Yield

APPENDIX

Despite Adverse Weather . . . . 21 2012 2011 +5¢ -13¢ . . . . adjusted EPS (non-GAAP) guidance was unchanged. Recovery Actions First Quarter Weather -20 -15 -10 0 +5 +10 +15 +20¢ -5 Amount Complete Lower cost financing 2¢ Lower pension cost 2 Lower uncollectibles 1 Lower property tax 1 Less “lost” gas 1 Lower injuries & damages 1 Subtotal Complete 8¢ Underway Efficiencies 2 Economy 2 Regulatory 1 Subtotal Underway 5¢ Total 13¢

Michigan’s Economy Recovering . . . . 22 . . . . quicker than anticipated. U.S. Auto Sales             Source: Wardsauto; J.D. Power and LMC Automotive Unemployment Improvements             Source: Bureau of Labor Statistics % 8%

Capital Expenditures 23

Federal Tax Benefits 24 No need for equity (dilution) through 2016. Gross NOLs (bils) $1.3 $1.2 $0.5 $0 $0 $0 “Block” Equity 0 0 0 0 0 0 Net NOLs and Credits

2012 Sensitivities . . . . 25             * Less than 0.5¢ or $500,000 a Reflect 2012 sales forecast Annual Impact Annual Impact Annual Impact Sensitivity EPS OCF (mils) Sales (weather adjusted) a Electric (38,154 Gwh) Gas (283 Bcf) + 1% + 1 + $0.05 + 0.01 + $20 + 5 Gas prices (NYMEX) + 1.00 * 15 Uncollectible accounts (mils) + 5 0.01 * ROE (authorized) Electric (10.3%) Gas (10.3%) + 20 bps + 20 + 0.02 + 0.01 + 10 + 4 – + – + . . . . reflect anticipated drop in ROE.

Credit Ratings . . . . 26 . . . . reflect March upgrade by Fitch and positive outlook by S&P and Moody’s. Present 2002 Scale S&P/ Fitch Moody’s S&P Fitch Moody’s A- A3 BBB+  Baa1 BBB Baa2 BBB- Baa3 BB+  Ba1 BB+  Ba1 BB Ba2 BB- Ba3 B+  B1 B B2 B- B3 Outlook Positive Stable Positive Consumers Secured Target CMS Unsecured Target

MATURITY SCHEDULE OF CMS AND CECO LONG-TERM DEBT & PREFERRED SECURITIES

AS OF 05/31/12

Reflects call of $150MM Floating Sr Notes (CMS) for 07/16/12 redemption

& issuance of $375MM 2.85% FMBs

Maturity Amount

F/V S/U or Call Date (000’s) DEBT/ CO

SHORT-TERM DEBT:

F U SHORT-TERM $ 172,500 5.5% Convertible Sr Notes (Next Put Date 06/15/14) (CMS)

V U 07/16/12 150,000 Floating Rate Sr Notes (CMS) Early Redempt Dt

F S 04/15/13 375,000 5.375% Series B FMBs (CECo)

$ 697,500

LONG-TERM DEBT:

F S 02/15/14 $ 200,000 6% FMBs (CECo)

F U 05/15/14 250,000 2.75% Sr Notes (CMS)

$ 450,000

F S 03/15/15 $ 225,000 5% FMBs Series N (CECo)

F U 09/30/15 250,000 4.25% Sr Notes (CMS)

F S 10/15/15 50,000 2.60% FMBs (CECo)

F U 12/15/15 125,000 6.875% Sr Notes (CMS)

$ 650,000

F S 08/15/16 $ 350,000 5.5% Series M FMBs (CECo)

V U 12/15/16 30,000 $180MM Term Loan (CMS)

$ 380,000

F S 02/15/17 $ 250,000 5.15% FMBs (CECo)

F U 07/17/17 250,000 6.55% Sr Notes (CMS)

F S 10/15/17 100,000 3.21% FMBs (CECo)

F U 02/15/18 250,000 5.05% Sr Notes (CMS)

F S 03/01/18 180,000 6.875% Sr Notes (CECo)

V S 04/15/18 67,700 VRDBs to replace PCRBs (CECo)

F S 09/15/18 250,000 5.65% FMBs (CECo)

F S 03/15/19 350,000 6.125% FMBs (CECo)

F U 06/15/19 300,000 8.75% Sr Notes (CMS)

F S 09/15/19 500,000 6.70% FMBs (CECo)

F U 02/01/20 300,000 6.25% Sr Notes (CMS)

F S 04/15/20 300,000 5.65% FMBs (CECo)

F S 10/15/20 100,000 3.77% FMBs (CECo)

F U 03/15/22 300,000 5.05% Sr Notes (CMS)

F S 05/15/22 375,000 2.85% FMBs (CECo)

F S 09/01/22 250,000 5.30% FMBs (CECo)

V S 04/01/35 35,000 PCRBs (CECo)

F S 09/15/35 175,000 5.80% FMBs (CECo)

F S 09/01/40 50,000 6.17% FMBs (CECO)

F S 10/15/40 50,000 4.97% FMBs (CECo)

$ 4,432,700

$ 6,610,200 TOTAL

Various Maturity Dates/No Maturity Date Available:

$ 152,322 CECo Securitization Bonds after 04/20/12 payment

185,371 CECo Capital lease rental commitments as of 03/31/12

476,432 EnerBank Discount Brokered CDs as of 03/31/12 (CMS)

(16,169) CMS Net unamortized discount as of 03/31/12

(3,221) CECo Net unamortized discount as of 03/31/12

$ 7,404,935 GRAND TOTAL

Status Codes: F-Fixed rate; V-Variable rate; S-Secured; U-Unsecured

Consumers Electric Utility

Financial & Operating Statistics

Years Ended December 31 2011 2010 2009 2008 2007

ELECTRIC REVENUE AND POWER COSTS ($ Millions)

Residential $1,678 $1,614 $1,387 $1,414 $1,326

Commercial 1,197 1,166 1,099 1,129 1,111

Industrial 784 749 677 810 775

Other 39 40 36 32 30

Total revenue from customers $3,698 $3,569 $3,199 $3,385 $3,242

Wholesale 21 20 19 22 23

Intersystem 43 99 94 113 92

Retail open access/direct access 91 54 31 15 15

Miscellaneous 60 60 64 59 71

Total electric utility revenue $3,913 $3,802 $3,407 $3,594 $3,443

Fuel for electric generation $559 $520 $460 $483 $385

Purchased and interchange pow er 1,348 1,308 1,232 1,388 1,449

DEPRECIATION AND AMORTIZATION $412 $450 $441 $438 $397

OPERATING INCOME $712 $672 $488 $576 $413

NET INCOME $333 $303 $194 $271 $196

DELIVERIES (Million kWhs)

System sales

Residential 12,931 12,968 12,386 12,854 13,206

Commercial 10,903 11,026 11,211 11,969 12,384

Industrial 9,544 9,061 9,290 10,563 11,153

Other 224 235 230 225 231

Total sales to ultimate customers 33,602 33,290 33,117 35,611 36,974

Wholesale 332 325 328 333 496

Retail open access/direct access 3,901 4,079 2,326 1,541 1,364

Intersystem 1,349 1,394 1,277 1,176 1,329

Total electric system deliveries 39,184 39,088 37,048 38,661 40,163

AVERAGE ELECTRIC REVENUE (¢ per kWh)

Residential 12.98 12.45 11.20 11.00 10.04

Commerical 10.98 10.58 9.80 9.43 8.98

Industrial 8.21 8.27 7.29 7.67 6.95

Other 17.41 17.02 15.65 14.22 12.99

Total 11.01 10.72 9.66 9.51 8.77

ELECTRIC CUSTOMERS BILLED (At December 31)

Residential 1,571,319 1,569,183 1,566,980 1,584,752 1,575,386

Commercial 207,490 210,380 210,223 208,931 211,365

Industrial 8,691 8,881 8,770 8,505 8,619

Retail Open Access/Direct Access 1,078 1,095 861 642 642

Other 1,300 1,287 1,282 2,045 2,025

Total 1,789,878 1,790,826 1,788,116 1,804,875 1,798,037

AUTHORIZED RETURN ON EQUITY 10.70% 10.70% 10.70% 10.70% 11.15%

EARNED RETURN ON EQUITY-FINANCIAL 11.00% 10.60% 6.40%1 9.40% 7.50%

RATE BASE ($ Millions) $7,442 $6,815 $6,459 $6,175 $5,407

COOLING DEGREE DAYS 2

Normal degree days in calendar year 584 571 578 579 545

Actual degree days 767 884 379 542 773

Warmer (colder) than normal (%) 31 55 (34) (6) 42

Increase (decrease) from normal in:

Electric deliveries (millions of kWh) 513 855 (461) 146 736

1	9.1% excluding Big Rock Decommissioning refund
2	CDD base 65 degrees, Lansing w eather station, normal equals average of preceding 15 year time period

CMS Energy Investor Relations One Energy Plaza Jackson, MI 49201 517-788-2590 www.cmsenergy.com

Consumers Electric Utility

Financial & Operating Statistics

Years Ended December 31 2011 2010 2009 2008 2007

FUEL COST ($ per MMBtu)

Coal 2.94 2.51 2.37 2.01 2.04

Oil 18.55 10.98 9.59 11.54 8.21

Gas 4.95 5.57 6.57 10.94 10.29

Nuclear 0.00 0.00 0.00 0.00 0.42

Weighted average for all fuels 3.18 2.71 2.56 2.47 2.07

FUEL COST FOR GENERATION (%)

Coal 83.5 88.2 90.6 81.0 97.9

Oil 2.1 3.3 2.5 4.1 9.1

Gas 14.3 8.4 6.8 14.6 0.9

Nuclear 0.0 0.0 0.0 0.0 2.2

Nox allow ances 0.1 0.1 0.1 0.3 (10.1)

POWER GENERATED (Millions of kWhs)

Coal 15,468 17,879 17,255 17,701 17,903

Oil 7 21 14 41 112

Gas 1,912 1,043 565 804 129

Nuclear 0 0 0 0 1,781

Renew able energy (hydro) 425 365 466 454 416

Net pumped storage 1 (365) (366) (303) (382) (478)

Total net generation 17,447 18,942 17,997 18,618 19,863

Purchased and interchange:

Non-utility generation 12,674 12,003 11,538 13,643 12,502

Net interchange pow er 6,825 6,045 6,925 6,653 8,009

Total net purchased and interchange pow er 19,499 18,048 18,463 20,296 20,511

Total net pow er supply 36,946 36,990 36,460 38,914 40,374

POWER GENERATED (%)

Total net generation 47.2 51.2 49.4 47.8 49.2

Non-utility generation 34.3 32.4 31.6 35.1 31.0

Net interchange pow er 18.5 16.3 19.0 17.1 19.8

Total net purchased and interchange pow er 52.8 48.8 50.6 52.2 50.8

Total net pow er supply 100.0 100.0 100.0 100.0 100.0

NET DEMONSTRATED CAPABILITY AT PEAK (MW)

Coal 2,823 2,828 2,850 2,850 2,841

Oil and gas 1,810 1,814 1,814 1,997 1,459

Combustion turbine 465 517 661 661 345

Nuclear 0 0 0 0 0

Renew able energy (hydro) 77 74 74 73 73

Pumped storage 955 955 955 955 955

Total ow ned generation 6,130 6,188 6,354 6,536 5,673

P&I pow er capability 2,458 3,058 2,600 3,050 3,627

Total ow ned and P&I 8,588 9,246 8,954 9,586 9,300

NET DEMONSTRATED CAPABILITY AT PEAK (%)

Total ow ned generation 71.4 66.9 71.0 68.2 61.0

P&I pow er capability 28.6 33.1 29.0 31.8 39.0

Total ow ned and P&I 100.0 100.0 100.0 100.0 100.0

Peak load (MW) 2 8,930 8,190 7,756 7,705 8,391

Reserve capacity (%) 4 11 17 22 12

Nameplate generating capacity (MW) at peak 6,784 6,784 6,784 6,784 6,784

Load factor (%) 3 50.8 55.3 55.9 59.2 56.3

Heat rate-average Btu of fuel per net kWh generated 10,214 10,132 10,072 10,201 10,198

1	Consumers’ portion of the Ludington pumped storage facility
2	Includes Retail Open Access customers
3	Includes bundled service customers

CMS Energy Investor Relations One Energy Plaza Jackson, MI 49201 517-788-2590 www.cmsenergy.com

Consumers Gas Utility

Financial & Operating Statistics

Years Ended December 31 2011 2010 2009 2008 2007

GAS REVENUE AND COST OF GAS ($ Millions)

Residential $1,655 $1,677 $1,808 $1,971 $1,823

Commercial 438 449 511 598 552

Industrial 89 88 101 124 113

Other 3 3 3 5 6

Total sales revenue $2,185 $2,217 $2,423 $2,698 $2,494

Transportation fees 60 53 48 45 44

Miscellaneous 95 84 85 84 83

Total gas utility revenue $2,340 $2,354 $2,556 $2,827 $2,621

Cost of gas sold 1,438 1,516 1,778 2,079 1,918

Gas utility revenue net of cost of gas $902 $838 $778 $748 $703

DEPRECIATION, DEPLETION AND AMORTIZATION $130 $122 $118 $136 $127

OPERATING INCOME $272 $252 $201 $190 $170

NET INCOME $130 $127 $96 $89 $87

SALES AND DELIVERIES (Bcf)

Residential 157 152 163 171 167

Commercial 50 47 52 57 55

Industrial 11 10 11 12 12

Other ———— -

Total gas sales 1 218 209 226 240 234

Gas transportation deliveries 119 108 93 98 107

Total gas sales and transportation deliveries 337 317 319 338 341

GAS CUSTOMERS BILLED (at December 31)

Residential 1,579,835 1,576,520 1,574,246 1,577,863 1,580,586

Commercial 118,215 117,860 118,199 118,870 119,703

Industrial 6,721 6,938 7,073 6,961 7,014

Transportation 3,179 3,005 2,725 2,507 2,495

Total customers 1,707,950 1,704,323 1,702,243 1,706,201 1,709,798

AVERAGE GAS REVENUE ($ per Mcf)

Residential $10.54 $11.03 $11.09 $11.53 $10.93

Commercial 8.76 9.59 9.83 10.49 10.09

Industrial 8.09 9.17 9.18 10.33 9.62

Transportation 2 0.82 0.82 0.82 0.70 0.68

GAS SUPPLY (MMcf)

Gas Cost Recovery 188,177 170,575 206,866 208,296 216,843

Gas Customer Choice 48,224 38,806 31,498 24,177 19,520

Total 236,401 209,381 238,364 232,473 236,363

WORKING GAS STORAGE CAPACITY (Bcf) 142 142 142 142 143

AVERAGE COST OF GAS SOLD ($ per Mcf) 3

Gas Cost Recovery $6.02 $6.73 $7.66 $8.36 $7.91

Gas Customer Choice 6.30 7.27 7.98 9.99 9.79

AUTHORIZED RETURN ON EQUITY 10.50% 10.55% 10.55% 10.55% 10.75%

EARNED RETURN ON EQUITY-FINANCIAL 10.50% 10.90% 9.90% 9.20% 9.20%

RATE BASE ($ Millions) $3,110 $2,867 $2,778 $2,638 $2,444

HEATING DEGREE DAYS 4

Normal degree days in calendar year 6,678 6,731 6,732 6,741 6,767

Actual degree days 6,606 6,305 6,913 6,965 6,548

Colder (w armer) than normal (%) (1.1) (6.3) 2.7 3.3 (3.2)

Increase (decrease) from normal in:

Gas deliveries (Bcf) (0.4) (6.4) 4.8 4.1 (6.3)

1	Includes Gas Customer Choice sales
2	Average gas revenue for transportation excludes amounts related to MCV and off-system transportation
3	Includes pipeline transportation charges
4	HDD base 65 degrees, seven w eather station average, normal equals average of preceding 15 year time period

CMS Energy Investor Relations One Energy Plaza Jackson, MI 49201 517-788-2590 www.cmsenergy.com

Enterprises & EnerBank

Independent Power Production

Capacity

Ownership Gross In-Service Under LT

Plant Fuel Interest Capacity Year Contract State

Craven Wood 50% 50 1990 100% NC

DIG Natural Gas 100 710 2001 20 MI

Filer City Coal 50 73 1990 100 MI

Genesee Wood 50 40 1996 100 MI

Grayling Wood 50 38 1992 100 MI

MI Power Natural Gas 100 224 1999 59 MI

Net MW Owned by CMS 1,035

Michigan Power

(Livingston) Grayling

Filer City Genesee

EnerBank HQ

Michigan Power DIG Renewables (Kalamazoo Other River) Craven

CMS Energy Investor Relations One Energy Plaza Jackson, MI 49201 517-788-2590 www.cmsenergy.com

GAAP RECONCILIATION

CMS Energy

Reconciliation of Gross Operating Cash Flow to GAAP Operating Activities

(unaudited)

(mils)

	2009	2010	2011	2012	2013	2014	2015	2016
Consumers Operating Income + Depreciation & Amortization	$1,248	$1,498	$1,527	$1,651	$1,735	$1,860	$1,977	$2,051
Enterprises Project Cash Flows	16	39	24	25	27	33	35	35

Gross Operating Cash Flow	$1,264	$1,537	$1,551	$1,676	$1,762	$1,893	$2,012	$2,086
Other operating activities including taxes, interest payments and working capital	(416)	(578)	(382)	(426)	(412)	(443)	(757)	(776)

Net cash provided by operating activities	$848	$959	$1,169	$1,250	$1,350	$1,450	$1,255	$1,310

2009-16 OCF